UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2007
AMERICAN SKIING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13507	04-3373730

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (435) 615-0340
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
               On July 31, 2007 and August 6, 2007 in conjunction with its completion of the sale of the Sunday River and Sugarloaf/USA resorts (the “Maine Resorts”), American Skiing Company (the “Company”) entered into amendments to its Purchase Agreement for the Maine Resorts dated June 4, 2007 with Boyne USA, Inc (the “Purchase Agreement”). Copies of the definitive agreements reflecting the amendments to the Purchase Agreement are filed herewith.
Item 2.01. Completion of Acquisition or Disposition of Assets
          On August 7, 2007, the Company completed the sale of Sunday River Skiway Corporation (SRSC), Sunday River, Ltd., Blunder Bay Development Co., and Sugarloaf Mountain Corporation (SMC) to Boyne USA, Inc. (the “Sunday River/Sugarloaf Sale”). Total proceeds received by the Company were $75.9 million, after payment of certain closing costs, and after certain customary adjustments, including reimbursement of the Company for certain pre-closing capital expenditures of SRSC and SMC, as set forth in the purchase agreement. Of this amount, $2.0 million is to be held in an indemnity escrow account for one year following the closing date. The Company expects to use the proceeds from the sale in accordance with its Plan of Dissolution, which was approved on June 20, 2007.
          Certain statements contained in this Report constitute forward-looking statements under U.S. federal securities laws. These forward-looking statements reflect our current expectations concerning future results and events. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties. In addition to factors discussed above, other factors that could cause actual results, performances or achievements to differ materially from those projected include factors listed from time to time in our documents we have filed with the Securities and Exchange Commission. We caution the reader that this list is not exhaustive. We operate in a changing business environment and new risks arise from time to time. The forward-looking statements included in this Report are made only as of the date of this Report and we do not have or undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances other than as required by applicable federal securities laws.

Item 9.01 Financial Statements and Exhibits.
               (b) Pro forma Financial Information
               The following unaudited pro forma financial data (the “Pro Forma Financial Data”) is derived from the historical financial statements of the Company. The Pro Forma Financial Data and the accompanying notes should be read in conjunction with the Company’s Form 10-K as filed with the SEC on October 30, 2006, and the Company’s quarterly reports on Form 10-Q as filed with the SEC on December 8, 2006, March 14, 2007 and June 13, 2007.
               The unaudited condensed consolidated pro forma balance sheet as of April 29, 2007 gives effect to the Sunday River/Sugarloaf sale and to the Killington/Pico sale, which occurred previously on May 11, 2007, as if the transactions had occurred on April 29, 2007. Actual account balances as of the closing dates will differ from those at April 29, 2007, and accordingly, the actual amounts and application of the net sales proceeds will differ from those presented herein.
               The unaudited condensed consolidated pro forma statements of operations for the thirty-nine weeks ended April 29, 2007, the thirty-nine weeks ended April 30, 2006, and the year ended July 30, 2006, give effect to the Sunday River/Sugarloaf sale and the Killington/Pico sale as if such transactions had occurred at the beginning of the fiscal year presented. Tax effects of pro forma adjustments were calculated at the statutory rate in effect during the periods for which pro forma condensed income statements are presented. However, tax effects of all pro forma adjustments resulted in offsetting adjustments in the valuation allowances that the Company has recorded against all existing net deferred income tax assets.
               The unaudited condensed consolidated pro forma statements of operations disclose income (loss) from continuing operations before nonrecurring charges or credits directly attributable to the Sunday River/Sugarloaf sale and the Killington/Pico sale. Material nonrecurring charges or credits and related tax effects which result directly from these transactions and which will be included in the income of the Company within the 12 months succeeding the transactions are disclosed separately in the accompanying notes.
               The Company expects that the tax effects of the net gain generated from the Sunday River/Sugarloaf sale and the Killington/Pico sale will be offset by its net operating loss carry-forwards for regular income tax purposes. As a result, the Company anticipates being subject only to the alternative minimum tax and related state tax liabilities and has recorded an estimate of taxes payable based on the alternative minimum tax associated with these transactions.
               The unaudited condensed consolidated pro forma financial data is not intended to be indicative of either future results of operations or results that might have been achieved had the transactions actually occurred on the dates specified. In the opinion of management, all adjustments necessary to present fairly this unaudited condensed consolidated pro forma financial data have been made based upon the terms and structure of the Sunday River/Sugarloaf sale and the Killington/Pico sale.
               The unaudited condensed consolidated pro forma financial data does not include provision for any of the actions contemplated by the Company’s Plan of Dissolution, which was adopted and approved on June 20, 2007. Such actions will include payment or making reasonable provision for payment of its liabilities and obligations, including setting aside a contingency reserve, consisting of cash or other assets that the Company believes to be adequate for payment of its known liabilities, as well as claims that are unknown or have not yet arisen but that, based on facts known to the Company, are likely to arise or become known to the Company within ten years after the date of its dissolution, and distribution of all remaining properties, assets and funds to its stockholders or to liquidating trusts. The amounts of such payments and provisions cannot be reasonably estimated at the current time.

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Balance Sheet Data
As of April 29, 2007
(in thousands)

		Killington/		Sunday River/
	April 29, 2007	Pico		Sugarloaf		Pro Forma
	as reported	Adjustments	Notes	Adjustments	Notes	as adjusted
Assets

Current Assets
Cash and cash equivalents	$64,414	$(4,829)	a,b,c	$71,893	f,g	$131,478
Restricted cash	232	20	b	(232)	g	20
Accounts receivable, net	10,918	149	b	(2,290)	g	8,777
Inventory	1,398	21	b	(993)	g	426
Prepaid expenses and other	2,416	(193)	b	(133)	g	2,090
Assets held for sale	91,400	(91,400)	b	—	—	—
Deferred income taxes	2,015	(298)	e	(233)	h	1,484

Total current assets	172,793	(96,530)		68,012		144,275

Property and equipment, net	117,609	—	—	(50,439)	g	67,170
Real estate developed for sale	1,540	—	—	(1,540)	g	—
Intangible assets, net	6,035	—	—	(1,346)	g	4,689
Other assets	7,438	3,614	a,b	1,592	f,g	12,644

Total assets	$305,415	$(92,916)		$16,279		$228,778

Liabilities and Stockholders’ Deficit

Current Liabilities
Current portion of long-term debt	$1,382	$—	—	$(997)	g	$385
Accounts payable and other current liabilities	39,357	4,561	b,c,e	(5,241)	g,h	38,677
Deposits and deferred revenue	6,352	(240)	b	(549)	g	5,563
Liabilities related to assets held for sale	18,890	(18,890)	b,c	—	—	—
Subordinated notes and debentures	81,200	(81,200)	d	—	—	—

Total current liabilities	147,181	(95,769)		(6,787)		44,625

Long-term debt, net of current portion	1,133	—	—	(953)	g	180
Other long-term liabilities	2,578	—	—	(208)	g	2,370
Deferred income taxes	2,015	(298)	e	(233)	h	1,484

Mandatorily Redeemable Series B Preferred Stock	—	—	—	—	—	—
Mandatorily Redeemable Series C-1 Preferred Stock	78,085	—	—	—	—	78,085
Mandatorily Redeemable Series C-2 Preferred Stock	320,882	—	—	—	—	320,882
Mandatorily Redeemable Series D Preferred Stock	—	—	—	—	—	—

Total liabilities	551,874	(96,067)		(8,181)		447,626

Stockholders’ deficit
Common Stock, Class A	148	—	—	—	—	148
Common Stock	170	—	—	—	—	170
Additional paid-in capital	302,325	—	—	—	—	302,325
Accumulated deficit	(549,102)	3,151	d,e	24,460	h	(521,491)

Total stockholders’ deficit	(246,459)	3,151		24,460		(218,848)

Total liabilities and stockholders’ deficit	$305,415	$(92,916)		$16,279		$228,778

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Balance Sheet
Summary of Pro Forma Adjustments (continued)
As of April 29, 2007
(in thousands)
Transactions associated with the Killington/Pico sale

Balance Sheet Account	Note	Adjustment	Amount
Cash and cash equivalents	a	Record cash proceeds from the Killington/Pico sale	$82,816
	a	Record expenses related to the Killington/Pico sale	(1,500)
	b	Remove historical account balances related to Killington	(133)
	c	Repay Killington long-term debt obligations	(6,306)
	d	Fully repay the New Junior Subordinated Notes	(79,706)

			(4,829)

Restricted cash	b	Reclassify historical account balances related to Killington	20

			20

Accounts receivable, net	b	Reclassify historical account balances related to Killington	149

			149

Inventory	b	Reclassify historical account balances related to Killington	21

			21

Prepaid expenses	b	Remove historical account balances related to Killington	(193)

			(193)

Assets held for sale	b	Remove historical account balances related to Killington	(91,400)

			(91,400)

Deferred income taxes	e	Tax impact of Killington/Pico sale	(298)

			(298)

Other assets	a	Record indemnity escrow amount	3,000
	b	Reclassify historical account balances related to Killington	614

			3,614

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Balance Sheet
Summary of Pro Forma Adjustments (continued)
as of April 29, 2007
(in thousands)
Transactions associated with the Killington/Pico sale (continued)

Balance Sheet Account	Note	Adjustment	Amount
Accounts payable and other current liabilities	b	Reclassify historical account balances related to Killington	4,229
	e	Record income tax payable from Killington/Pico sale	332

			4,561

Deposits and deferred revenue	b	Remove historical account balances related to Killington	(240)

			(240)

Liabilities related to assets held for sale	b	Remove historical account balances related to Killington	(12,584)
	c	Repay Killington long-term debt obligations	(6,208)
	c	Repay accrued interest on Killington long-term debt	(98)

			(18,890)

Subordinated notes and debentures	d	Fully repay the New Junior Subordinated Notes	(79,424)
		Fully repay accrued interest due on the New Junior Subordinated Notes	(282)
	d	Reversal of accrued interest upon early repayment of the
	d	New Junior Subordinated Notes	(1,494)

			(81,200)

Deferred income taxes	e	Tax impact of Killington/Pico sale	(298)

			(298)

Accumulated deficit	d	Reversal of accrued interest upon early repayment of the New Junior Subordinated Notes	1,494
	e	Gain on Killington/Pico sale	1,989
	e	Tax impact of Killington/Pico sale	(332)

			3,151

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Balance Sheet
Summary of Pro Forma Adjustments (continued)
as of April 29, 2007
(in thousands)
Transactions associated with the Sunday River/Sugarloaf sale

Balance Sheet Account	Note	Adjustment	Amount
Cash and cash equivalents	f	Record cash proceeds from the Sunday River/Sugarloaf sale	$74,390
	f	Record expenses related to the Sunday River/Sugarloaf sale	(1,900)
	g	Remove historical account balances related to Sunday River/Sugarloaf	(597)

			71,893

Restricted cash	g	Remove historical account balances related to Sunday River/Sugarloaf	(232)

			(232)

Accounts receivable, net	g	Remove historical account balances related to Sunday River/Sugarloaf	(2,290)

			(2,290)

Inventory	g	Remove historical account balances related to Sunday River/Sugarloaf	(993)

			(993)

Prepaid expenses	g	Remove historical account balances related to Sunday River/Sugarloaf	(133)

			(133)

Deferred income taxes	h	Tax impact of Sunday River/Sugarloaf sale	(233)

			(233)

Property and equipment, net	g	Remove historical account balances related to Sunday River/Sugarloaf	(50,439)

			(50,439)

Real estate developed for sale	g	Remove historical account balances related to Sunday River/Sugarloaf	(1,540)

			(1,540)

Intangible assets	g	Remove historical account balances related to Sunday River/Sugarloaf	(1,346)

			(1,346)

Other assets	f	Record Indemnity Escrow Amount	2,000
	g	Remove historical account balances related to Sunday River/Sugarloaf	(408)

			1,592

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Balance Sheet
Summary of Pro Forma Adjustments (continued)
as of April 29, 2007
(in thousands)
     Transactions associated with the Sunday River/Sugarloaf sale (continued)

Balance Sheet Account	Note	Adjustment	Amount
Current portion of long-term debt	g	Remove historical account balances related to Sunday River/Sugarloaf	$(997)

			(997)

Accounts payable and other current liabilities	g	Remove historical account balances related to Sunday River/Sugarloaf	(5,810)
	h	Record income tax payable from Sunday River/Sugarloaf sale	569

			(5,241)

Deposits and deferred revenue	g	Remove historical account balances related to Sunday River/Sugarloaf	(549)

			(549)

Long-term debt, net of current portion	g	Remove historical account balances related to Sunday River/Sugarloaf	(953)

			(953)

Other long term liabilities	g	Remove historical account balances related Sunday River/Sugarloaf	(208)

			(208)

Deferred income taxes	h	Tax impact of Sunday River/Sugarloaf sale	(233)

			(233)

Accumulated deficit	h	Gain on Sunday River/Sugarloaf sale	25,029
	h	Tax impact of Sunday River/Sugarloaf sale	(569)

			24,460

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the 39 weeks ended April 29, 2007
(in thousands, except per share amounts)

	39 weeks ended	Sunday River/
	April 29, 2007	Sugarloaf		Pro Forma
	as reported	Adjustments	Notes	as adjusted
Net revenues
Resort	$91,307	$(51,737)	g	$39,570
Real estate	4,767	(3,673)	g	1,094

Total net revenues	96,074	(55,410)		40,664

Operating expenses
Resort	57,329	(32,617)	g	24,712
Real estate	3,248	(1,857)	g	1,391
Marketing, general and administrative	32,607	(6,987)	g	25,620
Depreciation and amortization	10,290	(5,611)	g	4,679

Total operating expenses	103,474	(47,072)		56,402

Loss from operations	(7,400)	(8,338)		(15,738)

Interest expense	(40,920)	204	g	(40,716)
Interest income	590	—	—	590

Loss from continuing operations	(47,730)	(8,134)		(55,864)

Benefit for income taxes	—	—	—	—

Net loss from continuing operations	$(47,730)	$(8,134)		$(55,864)

Basic and diluted loss per common share
Loss from continuing operations	$(1.50)			$(1.76)

Basic and diluted weighted average common shares outstanding	31,742			31,742

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the 39 weeks ended April 30, 2006
(in thousands, except per share amounts)

	39 weeks ended	Sunday River/
	April 30, 2006	Sugarloaf		Pro Forma
	as reported	Adjustments	Notes	as adjusted
Net revenues
Resort	$89,542	$(50,320)	g	$39,222
Real estate	2,979	(1,772)	g	1,207

Total net revenues	92,521	(52,092)		40,429

Operating expenses
Resort	55,777	(31,201)	g	24,576
Real estate	3,467	(1,353)	g	2,114
Marketing, general and administrative	22,227	(6,706)	g	15,521
Depreciation and amortization	11,365	(6,500)	g	4,865

Total operating expenses	92,836	(45,760)		47,076

Loss from operations	(315)	(6,332)		(6,647)

Interest expense	(35,776)	205	g	(35,571)
Interest income	173	—	—	173
Gain on sale of property	169	—	—	169

Loss from continuing operations	(35,749)	(6,127)		(41,876)

Benefit for income taxes	—	—	—	—

Net loss from continuing operations	$(35,749)	$(6,127)		$(41,876)

Basic and diluted loss per common share
Net loss from continuing operations	$(1.13)			$(1.32)

Basic and diluted weighted average common shares outstanding	31,738			31,738

American Skiing Company and Subsidiaries
Unaudited Condensed Consolidated Pro Forma Statement of Operations
For the year ended July 30, 2006
(in thousands, except per share amounts)

	Year ended
	July 30, 2006	Sunday River/
	Continuing	Sugarloaf		Pro Forma
	Operations	Adjustments	Notes	as adjusted
Net revenues
Resort	$95,136	$(52,609)	g	$42,527
Real estate	3,891	(2,233)	g	1,658

Total net revenues	99,027	(54,842)		44,185

Operating expenses
Resort	63,556	(35,617)	g	27,939
Real estate	4,418	(1,733)	g	2,685
Marketing, general and administrative	27,904	(8,344)	g	19,560
Depreciation and amortization	12,193	(6,728)	g	5,465
Loss on disposal of commercial property	917	—	—	917

Total operating expenses	108,988	(52,422)		56,566

Income (loss) from operations	(9,961)	(2,420)		(12,381)

Interest expense	(48,387)	249	g	(48,138)
Interest income	252	—	—	252
Gain on sale of property	169	—	—	169

Loss from continuing operations	(57,927)	(2,171)		(60,098)

Benefit for income taxes	—	—	—	—

Net loss from continuing operations	$(57,927)	$(2,171)		$(60,098)

Basic and diluted loss per common share
Net loss from continuing operations	$(1.83)			$(1.89)

Basic and diluted weighted average common shares outstanding	31,738			31,738

American Skiing Company and Subsidiaries
Notes to Unaudited Condensed Consolidated Pro Forma Financial Statement Data
General
          On February 16, 2007, the Company and certain of its subsidiaries entered into a purchase agreement to sell the assets of Killington/Pico. The Company completed the transaction on May 11, 2007, and used the net proceeds from the sale to repay substantially all of its remaining indebtedness outstanding, other than the Series C-1 and Series C-2 Preferred Stock. The results from operations of Killington for the periods ended April 29, 2007 and April 30, 2006, and for the year ended July 30, 2006, have been included as discontinued operations in the Company’s consolidated financial statements, and therefore are not included in the results from continuing operations in the accompanying condensed consolidated pro forma statements of operations. Accordingly, no pro forma adjustments are presented in the pro forma statements of operations. The accompanying condensed consolidated pro forma balance sheet as of April 29, 2007, assumes that the sale was completed as of that date. Actual account balances as of the actual closing date differed from those at April 29, 2007, and accordingly, the actual amounts and application of the net sales proceeds differed from those presented herein.
          On June 4, 2007, the Company and certain of its subsidiaries entered into a purchase agreement to sell Sunday River/Sugarloaf. The transaction was completed on August 7, 2007 and the Company expects to use the net proceeds from the sale in accordance with its Plan of Dissolution. The accompanying condensed consolidated pro forma statements of operations remove the results from operations of Sunday River and Sugarloaf as if the transaction had occurred at the beginning of the fiscal year presented. The accompanying condensed consolidated pro forma balance sheet as of April 29, 2007 assumes that the sale was completed as of that date. Actual account balances as of the actual closing date will differ from those at April 29, 2007, and accordingly, the actual amounts and application of the net sales proceeds will differ from those presented herein.
          All material nonrecurring charges and credits directly attributable to the Killington/Pico sale and the Sunday River/Sugarloaf sale are included in the accompanying condensed consolidated pro forma balance sheet. These nonrecurring charges and credits, and the related tax effects have been excluded from the accompanying condensed consolidated pro forma statements of operations. These include the following pro forma adjustments as referenced in the notes following:
(d)	Gain related to early repayment of the Company’s New Junior Subordinated Notes;

(e)	Gain and related tax impact from the Killington/Pico sale; and

(h)	Gain and related tax impact from the Sunday River/Sugarloaf sale.
          Tax effects of pro forma adjustments were calculated at the statutory rate in effect during the periods for which condensed consolidated pro forma income statements are presented. However, tax effects of all pro forma adjustments resulted in offsetting adjustments in the valuation allowances that the Company has recorded against all existing net deferred income tax assets.
          The Company expects that the tax effects of the net gain that it will generate from the Killington/Pico sale and the Sunday River/Sugarloaf sale will be offset by its net operating loss carry-forwards for regular income tax purposes. As a result, the Company anticipates being subject only to the alternative minimum tax and state tax liabilities and has recorded an estimate of taxes payable based on the alternative minimum tax associated with these transactions.

Adjustments related to the Killington/Pico sale
     (a) The Company completed the Killington/Pico sale on May 11, 2007. The purchase price was $83.5 million, including assumption of approximately $5.0 million of debt and other liabilities ($5.0 million on a pro forma basis as of April 29, 2007), and was subject to certain working capital adjustments ($2.3 million on a pro forma basis as of April 29, 2007). The net sales price ($85.8 million on a pro forma basis) was paid in cash. Of this amount, $3.0 million is to be held in an escrow account until June 30, 2008. In addition, the Company paid approximately $1.5 million in closing costs at the time of closing, resulting in net cash proceeds on a pro forma basis of $81.3 million.
     (b) All results of operations and historical balance sheet account balances related to the operations and the assets and liabilities sold have been removed from the pro forma financial statements. Certain amounts classified as assets held for sale or as liabilities related to assets held for sale as of April 29, 2007, and retained by the Company subsequent to the closing, have been reclassified to their original balance sheet classifications.
     (c) In connection with the closing, the Company paid the remaining balances of certain debt obligations of Killington/Pico. These totaled $6.3 million as of April 29, 2007, including subordinated notes and debentures of $6.2 million and accrued interest of $0.1 million.
     (d) The Company fully repaid the remaining balance of principal and interest due on its New Junior Subordinated Notes ($79.7 million on a pro forma basis as of April 29, 2007). Because of differences in the methods of accrual and payment of interest on these notes, the Company realized a gain upon their final repayment, which, on a pro forma basis as of April 29, 2007, would have been approximately $1.5 million.
     (e) On a pro forma basis as of April 29, 2007, the Killington/Pico sale would have resulted in a gain of $2.0 million for financial reporting purposes and $24.5 million for income tax purposes, which, based on pro forma calculations of alternative minimum tax, would result in taxes payable of $0.3 million.
Adjustments related to the Sunday River/Sugarloaf sale
     (f) The Company completed the Sunday River/Sugarloaf sale on August 7, 2007. The purchase price was $75.9 million in cash, plus the assumption of approximately $2.0 million of debt and other liabilities ($2.0 million on a pro forma basis as of April 29, 2007). Of this amount, $2.0 million is to be held in an indemnity escrow account for one year following the closing date. The purchase price was subject to certain customary adjustments, including reimbursement of the Company for certain pre-closing capital expenditures of SRSC and SMC, as set forth in the purchase agreement ($0.5 million on a pro forma basis as of April 29, 2007). In addition, the Company expects to pay approximately $1.9 million in closing costs in connection with the closing, resulting in net cash proceeds on a pro forma basis of $72.5 million.
     (g) All results of operations and historical balance sheet account balances related to the operations and the assets and liabilities sold have been removed from the pro forma financial statements.
     (h) On a pro forma basis as of April 29, 2007, the Sunday River/Sugarloaf sale would have resulted in a gain of $25.0 million for financial reporting purposes and $39.8 million for income tax purposes, which, based on pro forma calculations of alternative minimum tax, would result in taxes payable of $0.6 million.

          (d) Exhibits

Exhibit 10.1	Amendment to Purchase Agreement by and among American Skiing Company, S-K-I Ltd., Sunday River Skiway Corporation, Sugarloaf Mountain Corporation, and Boyne USA, Inc., dated as of July 31, 2007.

Exhibit 10.2	Second Amendment to Purchase Agreement by and among American Skiing Company, S-K-I Ltd., Sunday River Skiway Corporation, Sugarloaf Mountain Corporation, and Boyne USA, Inc., dated as of August 6, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2007	American Skiing Company
	By:	/s/ Foster A. Stewart, Jr.
		Name:	Foster A. Stewart, Jr.
		Title:	Senior Vice President and General Counsel